VIA HAND DELIVERY

August 14, 2002

Mr. Jonathan G. Katz
Secretary
Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC 20549

Re: Charter One Financial, Inc. Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934

Dear Mr. Katz:

Please find enclosed, pursuant to the Commission's Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, the sworn statements of Charles John Koch and Richard W. Neu, the Principal Executive Officer and Principal Financial Officer, respectively, of Charter One Financial, Inc.

We would appreciate you stamping the enclosed acknowledgement copy of this letter with the date and time of filing and returning it to the undersigned in the enclosed self-addressed, stamped envelope.

Should you have any questions regarding the enclosed sworn statements, please feel free to contact me at (216) 566-5348.

Very truly yours,

/s/ Robert J. Vana

Robert J. Vana
Chief Corporate Counsel and Secretary

cc:   Charles John Koch
        Richard W. Neu

Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Charles John Koch, Principal Executive Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Charter One Financial, Inc., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  Annual Report on Form 10-K for the year ended December 31, 2001 of Charter One Financial, Inc. filed with the Commission on March 15, 2002;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Charter One Financial, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

/s/ Charles John Koch Charles John Koch Chairman of the Board, President and Chief Executive Officer Charter One Financial, Inc. August 14, 2002	Subscribed and sworn to
before me this 14th day of
August 2002.
/s/ Maria C. Toldy-Gallagher
Notary Public
My Commission Expires: [STAMP] MARIA C. TOLDY-GALLAGHER, Notary Public
State of Ohio, Cuyahoga County
My Commission Expires June 17, 2007

Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings

I, Richard W. Neu, Principal Financial Officer, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Charter One Financial, Inc., and, except as corrected or supplemented in a subsequent covered report:

  no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

  no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

  Annual Report on Form 10-K for the year ended December 31, 2001 of Charter One Financial, Inc. filed with the Commission on March 15, 2002;

  all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Charter One Financial, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

  any amendments to any of the foregoing.

/s/ Richard W. Neu Richard W. Neu Executive Vice President and Chief Financial Officer Charter One Financial, Inc. August 14, 2002	Subscribed and sworn to
before me this 14th day of
August 2002.
/s/ Maria C. Toldy-Gallagher
Notary Public
My Commission Expires: [STAMP] MARIA C. TOLDY-GALLAGHER, Notary Public
State of Ohio, Cuyahoga County
My Commission Expires June 17, 2007